Exhibit 10.20





THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                              AZUL HOLDINGS, INC.
               WARRANT TO THE PURCHASE OF SHARES OF COMMON STOCK

                           NO. A. for 500,000 shares
                              DATE March 31, 2000


         FOR VALUE RECEIVED Azul Holdings, Inc., a Delaware corporation (the "Company"), with its principal office at 30 New Crossing Road, Reading, MA
01867-32-R54, hereby certifies that Tudor Trust u/t/d December 12, 1999 (the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time after March 31, 2000 and continuing until March 31, 2001 (the "Expiration Date"), up to the number of fully paid and non-assessable shares of Common Stock of the Company set forth above, subject to adjustment as hereinafter provided.

         The Holder may purchase such number of shares of Common Stock at a purchase price per share of $5.25 (the "Exercise Price"). The term "Common Stock" shall mean the aforementioned Common Stock of the Company, together with any other equity securities that may be issued by the Company in addition thereto or in substitution therefor as provided herein.

         The number of shares of Common Stock to be received upon the exercise or exchange of this Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise or exchange, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares."

                  Section 1.        Exercise of Warrant; Cashless Exercise.
                                    --------------------------------------

         (a) This Warrant may be exercised in whole or in part on any business day on or before the Expiration Date by presentation and surrender hereof to the Company at its principal office at the address set forth in the initial paragraph hereof (or at such other address as the Company may hereafter notify the Holder in writing) with the Purchase Form annexed hereto duly executed and accompanied by proper payment of the Exercise Price in lawful money of the United States of America in the form of a check, subject to collection, or a wire transfer for the number of Warrant Shares specified in the Purchase Form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant and such Purchase Form, together with proper payment of the Exercise Price, at such office, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

         (b) In addition to the rights of the Holder under paragraph (a) above, the Holder shall have the right to exercise this Warrant, in whole or in part, in lieu of paying the Exercise Price in cash, by instructing the Company to issue that number of Warrant Shares determined by multiplying the number of Warrant Shares in respect of which this Warrant is being exercised by a fraction, the numerator of which shall be the difference between the Market Price (as defined in Section 6(g) below) per share of Common Stock on the date of exercise and the Exercise Price, and the denominator of which shall be the Market Price (as defined in Section 6(g) below) per share of Common Stock.

         Section 2. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise or exchange of this Warrant all shares of its Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise or exchange of this Warrant. All such shares shall be duly authorized and, when issued upon the exercise or exchange of the Warrant in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (other than any restrictions on sale pursuant to applicable federal and state securities laws) and free and clear of all preemptive rights.

         Section 3. Fractional Interest

         The Company will not issue a fractional share of Common Stock upon exercise or exchange of this Warrant. Instead, the Company will deliver its check for the current market value of the fractional share. The current market value of a fraction of a share is determined as follows: multiply the Market Price (as defined in Section 6(g) below) of a full share by the fraction of a share and round the result to the nearest cent.

         Section 4. Assignment or Loss of Warrant.

         (a) Except as provided in Section 9, and only upon the presentation to the Company of written instruction from a bona fide officer or director of the Holder, the Holder of this Warrant shall be entitled, without obtaining the consent of the Company, to assign its interest in this Warrant, or any of the Warrant Shares, in whole or in part, provided, however, that the transferee, prior to any such transfer, agrees in writing, in form and substance satisfactory to the Company, to be bound by the terms of this Agreement as if originally a party hereto and provides the Company with an opinion of counsel in such form reasonably acceptable to the Company and its counsel, that such transfer would not be in violation of the Act or any applicable state securities or blue sky laws. Subject to the provisions hereof and of Section 9, upon surrender of this Warrant to the Company or at the office of its stock transfer agent or warrant agent, with the Assignment Form annexed hereto duly executed by a bona fide officer or director of the Holder and funds sufficient to pay any transfer or other tax payable in respect thereof, the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder, and this Warrant shall promptly be canceled.

         (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnification satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

         Section 5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those set forth in this Warrant. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company on any matters or with respect to any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised or exchanged in accordance with its terms.

         Section 6. Adjustment of Exercise Price and Number of Shares. In the event of an adjustment of exercise price or number of shares, the Company shall be required to provide the Holder with notice of such adjustment. Such notice shall be in accordance with Section 11 hereof. The number and kind of securities purchasable upon the exercise or exchange of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

         (a) Adjustment for Change in Capital Stock. If at any time after the Warrant Date, the Company:

         (A) pays a dividend or makes a distribution on its Common Stock, in either case in shares of its Common Stock;

         (B) subdivides its outstanding shares of Common Stock into a greater number of shares;

         (C) combines its outstanding shares of Common Stock into a smaller number of shares; or

         (D) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock;

then the Exercise Price in effect immediately prior to such action shall be adjusted so that the Holder may receive, upon exercise or exchange of this Warrant and payment of the same aggregate consideration, the number of shares of capital stock of the Company which the Holder would have owned immediately following such action if the Holder had exercised or exchanged the Warrant immediately prior to such action.

         The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

         (b) Adjustment for Other Distributions. If at any time after the Warrant Date, the Company distributes to all of its Common Stock holders any of its assets, equity securities or debt securities, the Holder shall be entitled, without additional consideration, to the same distribution as it would have received if it had been a holder of the Warrant Shares.

         This subsection does not apply to cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company and paid in the ordinary course of business.

         (c) Adjustment for Common Stock Issue. If at any time after the Warrant Date, the Company issues shares of Common Stock for consideration per share less than the Exercise Price per share on the date the Company fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the following formula:

                                            O + P
                                               ---
                                E' = E x        E
                                            --------
                                                A

where:    E'       =   the adjusted Exercise Price.

          E        =   the Exercise Price immediately prior to the adjustment.

          O        =   the number of shares  outstanding  immediately
                       prior to the  issuance  of such additional shares.

          P        =   the  aggregate  consideration  received  for the
                       issuance  of such  additional shares.

          A        =   the number of shares outstanding immediately after
                       the issuance of such additional shares.

         The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

         This subsection (c) does not apply to (i) any of the transactions described in subsections (b) and (d), (ii) Common Stock issued pursuant to options, warrants, convertible preferred stock and other rights to purchase shares of Common Stock outstanding on the Warrant Date, (iii) Common Stock issued to shareholders of any non-affiliated person which merges into or with the Company, or any subsidiary of the Company, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger, or
(iv) Common Stock issued to directors or employees of, or consultants to, the Company upon the exercise of warrants, rights or options which (A) are issued pursuant to stock option plans, employee benefit plans, employment agreements or consulting agreements, in each case approved by the Company's Board of Directors or an appropriate committee of the Company's Board of Directors, and (B) have an exercise price not less than 50% of the Market Price (as defined in Section 6(g) hereof) of the Company's Common Stock at the time of issuance of such warrants, rights or options.

               (d) Adjustment for Convertible Securities Issue. If at any time after the Warrant Date, the Company issues for consideration any securities convertible into or exchangeable or exercisable for Common Stock (other than securities issued in transactions described in subsection 6(a) above) for consideration per share of Common Stock initially deliverable upon conversion, exchange or exercise of such securities less than the Exercise Price per share on the date of issuance of such securities, the Exercise Price shall be adjusted in accordance with the following formula:

                                            O + P
                                               ----
                                E' = E x        E
                                           --------
                                            O + D

where:            E'       =        the adjusted Exercise Price.

                  E        =        the then current Exercise Price.

                  O        =        the number of shares  outstanding
                                    immediately  prior to the  issuance  of
                                    such securities.

                  P        =        the aggregate consideration received for the
                                    issuance of such securities.

                  D        =        the maximum number of shares deliverable
                                    upon conversion, exchange
                                    or exercise of such securities at the
                                    initial conversion, exchange or exercise rate.

               The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance. If all of the Common Stock deliverable upon conversion, exchange or exercise of such securities has not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion, exchange or exercise of such securities.

               This subsection (d) does not apply to (i) any of the transactions described in subsections (b) and (c) above, (ii) securities convertible into or exchangeable or exercisable for Common Stock issued to shareholders of any non-affiliated person which merges into or with the Company, or any subsidiary of the Company, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger, or (iii) warrants, rights or options which (A) are issued pursuant to stock option plans, employee benefit plans, employment agreements or consulting agreements, in each case approved by the Company's Board of Directors or an appropriate committee of the Company's Board of Directors, and (B) have an exercise price of not less than 50% of the Market Price (as defined in Section 6(g) hereof) of the Company's Common Stock at the time of issuance of such warrants, rights or options.

               (e) Deferral of Issuance or Payment. In any case in which an event covered by this Section 6 shall require that an adjustment in the Exercise Price be made effective as of a record date, the Company may elect to defer until the actual occurrence of such event (i) issuing to the Holder, if this Warrant is exercised after such record date, the shares of Common Stock and other capital stock of the Company, if any, issuable upon such exercise over and above the shares of Common Stock or other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment, and (ii) paying to the Holder by check any amount in lieu of the issuance of fractional shares pursuant to Section 3.

               (f) When No Adjustment Required. No adjustment need be made for a change in the par value of the Common Stock.

               (g) Market Price. The "Market Price" per share of Common Stock is the closing price of the Common Stock on the last trade date prior to the date of exercise, as reported at 4:00 p.m. E.S.T. by Nasdaq, or the primary national securities exchange on which the Common Stock is then quoted; provided, however, that if quotes for the Common Stock are not reported by Nasdaq and the Common Stock is neither traded on the Nasdaq National Market, on a national securities exchange, on the Nasdaq Small Cap Market nor on the OTC Electronic Bulletin Board, the price referred to above shall be the price reflected in the over-the-counter market as reported by the National Quotation Bureau, Inc. or any organization performing a similar function, and provided, further, that if the Common Stock is not then publicly traded, the Market Price shall equal the Conversion Price.

               (h) No Adjustment Upon Exercise of Warrants. No adjustments shall be made under any Section herein in connection with the issuance of Warrant Shares upon exercise or exchange of the Warrants.

               (i) Common Stock Defined. Whenever reference is made in Section 6(a) to the issue of shares of Common Stock, the term "Common Stock" shall include any equity securities of any class of the Company hereinafter authorized which shall not be limited to a fixed sum or percentage in respect of the right of the thereof to participate in dividends or distributions of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company. Subject to the provisions of Section 8 hereof, however, shares issuable upon exercise or exchange hereof shall include only shares of the class designated as Common Stock of the Company as of the date hereof or shares of any class or classes resulting from any reclassification or reclassifications thereof or as a result of any corporate reorganization as provided for in Section 8 hereof.

               Section 7. Officers' Certificate. Whenever the Exercise Price shall be adjusted as required by the provisions of Section 6, the Company shall forthwith file in the custody of its secretary or an assistant secretary at its principal office an officers' certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officers' certificate shall be signed by the chairman, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company. Each such officers' certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and delivered pursuant to Section 6 hereof.

               Section 8. Reclassification, Reorganization, Consolidation or Merger. In the event of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise or exchange of this Warrant) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall use its best efforts to cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that would have been received upon exercise or exchange of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance. Any such provision shall include provisions for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 8 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that the Company is not able to cause effective provisions to be made so that the Holder after a transaction described above shall have the right by exercising this Warrant to purchase the property described above receivable in such transaction by a holder of the number of shares of Common Stock that would have been received upon exercise of this Warrant immediately prior to such transaction, notwithstanding the best efforts of the Company, then this Warrant shall expire to the extent not exercised upon the consummation of such transaction provided that the Holder shall have received twenty (20) days prior written notice of such transaction.

         Section 9. Transfer to Comply with the Securities Act of 1933; Registration Rights. No sale, transfer, assignment, hypothecation or other disposition of this Warrant or of the Warrant Shares shall be made unless any such transfer, assignment or other disposition will comply with the rules and statutes administered by the Securities and Exchange Commission and (i) a Registration Statement under the Act including such Shares is currently in effect, or (ii) in the written opinion of counsel, which counsel and which opinion shall be reasonably satisfactory to the Company, a current registration Statement is not required for such disposition of the shares. Each stock certificate representing Warrant Shares issued upon exercise or exchange of this Warrant shall bear a legend in substantially the following form (unless, in the opinion of counsel, which counsel and which opinion shall be reasonably satisfactory to the Company, such legend is not required):

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

         Section 10. Modification and Waiver. Except as otherwise provided herein, any term of this Warrant may be amended, and the observance of any term of this Warrant may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the written consent of a bona fide officer or director of the Holder of this Warrant. Any amendment or waiver effected in accordance with this section shall be binding upon each future Holder of this Warrant and the Company.

         Section 11. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery, or by facsimile (with proof of receipt), or on the first business day following mailing by overnight courier, or on the fifth day following mailing by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company at the address indicated therefor in the first paragraph of this Warrant and the Holder at its address as shown on the books of the Company; provided, however, that presentation of a Purchase Form and payment of any Exercise Price shall be effective only upon receipt by the Company.

         Section 12. Descriptive Headings and Governing Law. The titles of the paragraphs and subparagraphs of this Warrant are for convenience of reference only and are not to be considered in construing this Warrant. This Warrant shall be governed by and construed under the laws of the Commonwealth of Massachusetts without regard to any otherwise applicable principles of conflicts of laws.

         Section 13. Entire Agreement. This Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants or agreements except as specifically set forth herein or therein. Nothing in this Warrant, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Warrant, except as expressly provided herein.

         Section 14. Severability. In the event that any provision of this Warrant shall be invalid, illegal or unenforceable, it shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. To the extent permitted by law, the parties hereto waive the benefit of any provision of law that renders any provision of this Warrant invalid or unenforceable in any respect.

         Section 15. No Waiver. No waiver by any party to this Warrant of any one or more defaults by any other party or parties in the performance of any of the provisions hereof shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. Except as expressly provided herein, no failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

                  IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of the 31st day of March, 2000.

                                   AZUL HOLDINGS, INC.


                                   By:
                                      ------------------------------------------
                                      Jeffrey L. Neuman
                                      President

                                  PURCHASE FORM


                                                                  [INSERT DATE]
                       -

         The undersigned hereby irrevocably elects to exercise the within Warrant to purchase _________ shares of Common Stock and hereby makes payment of ___________________ in payment of the exercise price thereof.




                                        -----------------------------------

                                        Signature



                                        -----------------------------------

                                        Print Name

                                 ASSIGNMENT FORM


                                                                   [INSERT DATE]



         FOR  VALUE   RECEIVED,__________________hereby   sells,   assigns  and
transfers unto  __________________________________________________________
(the "Assignee"),


                                    [INSERT ADDRESS]

its right to purchase up to _____ shares of Common Stock represented by this Warrant and does hereby irrevocaby constitute and appoint _______________________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.


                                          -----------------------------------

                                          Signature



                                          -----------------------------------

                                          Print Name